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                                                                    EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-75801 and 333-77211 of MicroFinancial Incorporated on Form S-8 of our report dated February 21, 2002, appearing in this Annual Report on Form 10-K of MicroFinancial Incorporated for the year ended December 31, 2001.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
March 29, 2002